Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2007
/s/ Barrington H. Branch
Barrington H. Branch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2007
/s/ Geoffrey Button
Geoffrey Button

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2007
/s/ William Cavanaugh III
William Cavanaugh III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 13, 2007
/s/ Ngaire E. Cuneo
Ngaire E. Cuneo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2007
/s/ Charles R. Eitel
Charles R. Eitel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2007
/s/ R. Glenn Hubbard, PhD
R. Glenn Hubbard, PhD

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2007
/s/ William O. McCoy
William O. McCoy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 14, 2007
/s/ Jack R. Shaw
Jack R. Shaw

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Matthew A. Cohoat, and Howard L. Feinsand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her, in any and all capacities, to sign one or more Registration Statements on Form S-3 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain securities of Duke Realty Corporation and/or Duke Realty Limited Partnership, any or all amendments to the Registration Statement (including, but not limited to, post-effective amendments), which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorneys-in-fact and agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 15, 2007
/s/ Robert J. Woodward, Jr.
Robert J. Woodward, Jr.